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                                                                       EXHIBIT 9


                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(k)(l) of Regulation 13D-G of the Securities Exchange Act of 1934, the persons or entities below agree to the joint filing on behalf of each of them of the Statement on Schedule 13D (including any and all amendments thereto) with respect to the Common Stock of Reinsurance Group of America, Incorporated, and agree that such statement is, and any amendments thereto filed by any of them will be, filed on behalf of each of them, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings.

     In evidence thereof the undersigned hereby execute this Agreement this 25th day of April, 2005.

                                 METLIFE, INC.


                                 By: /s/ Anthony J. Williamson
                                     -------------------------------------------
                                     Name:   Anthony J. Williamson
                                     Title:  Senior Vice-President and Treasurer



                                 METROPOLITAN LIFE INSURANCE COMPANY


                                 By: /s/ Anthony J. Williamson
                                     -------------------------------------------
                                     Name:   Anthony J. Williamson
                                     Title:  Senior Vice-President and Treasurer

                                 GENAMERICA FINANCIAL, LLC


                                 By: Metropolitan Life Insurance Company,
                                     its Manager


                                 By: /s/ Anthony J. Williamson
                                     -------------------------------------------
                                     Name:   Anthony J. Williamson
                                     Title:  Senior Vice-President and Treasurer


                                 GENERAL AMERICAN LIFE INSURANCE COMPANY


                                 By:  /s/ Anthony J. Williamson
                                      ------------------------------------------
                                      Name:  Anthony J. Williamson
                                      Title: Senior Vice-President and Treasurer